Exhibit 10.1

Execution Version

SHAREHOLDER TENDER AND SUPPORT AGREEMENT

by and among

LIVE OAK ACQUISITION CORP. II,

NAVITAS SEMICONDUCTOR LIMITED,

including as domesticated in the State of Delaware as

NAVITAS SEMICONDUCTOR IRELAND, LLC

and certain

SHAREHOLDERS OF NAVITAS SEMICONDUCTOR LIMITED

and certain

EQUITYHOLDERS OF NAVITAS SEMICONDUCTOR IRELAND, LLC

Dated as of May 6, 2021

SHAREHOLDER TENDER AND SUPPORT AGREEMENT

This SHAREHOLDER TENDER AND SUPPORT AGREEMENT, dated as of May 6, 2021 (this “Agreement”), is made and entered into by and among Live Oak Acquisition Corp. II, a Delaware corporation (“LOKB”), Navitas Semiconductor Limited, a private company limited by shares organized under the laws of Ireland (“Navitas Ireland”) and domesticated in the State of Delaware as Navitas Semiconductor Ireland, LLC, a Delaware limited liability company (“Navitas Delaware” and together with Navitas Ireland, the “Company”), and those shareholders of Navitas Ireland and equityholders of Navitas Delaware listed on the signature pages hereto (the “Shareholders” and, together with LOKB and the Company, the “Parties”).

RECITALS

WHEREAS, concurrently with the execution and delivery of this Agreement, LOKB, Live Oak Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of LOKB (“Merger Sub”), and the Company have entered into a Business Combination Agreement and Plan of Reorganization, dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), pursuant to which, among other things, (i) LOKB will be obligated to commence a tender offer for the entire issued and to be issued share capital of Navitas Ireland excluding the Navitas Ireland Restricted Shares (the “Tender Offer”) and (ii) Merger Sub will merge with and into Navitas Delaware (the “Merger”), with Navitas Delaware surviving the Merger as a wholly-owned subsidiary of LOKB, in each case, upon the terms and subject to the conditions set forth in the Business Combination Agreement;

WHEREAS, as of the date hereof, each Shareholder Beneficially Owns the respective Navitas Ireland Common Shares, Navitas Ireland Series A Preferred Shares, Navitas Ireland Series B Preferred Shares, Navitas Ireland Series B-1 Preferred Shares, Navitas Ireland Series B-2 Preferred Shares, Navitas Delaware Common Shares, Navitas Delaware Series A Preferred Shares, Navitas Delaware Series B Preferred Shares, Navitas Delaware Series B-1 Preferred Shares, and/or Navitas Delaware Series B-2 Preferred Shares, in each case, as set forth opposite such Shareholder’s name on Exhibit A attached hereto; and

WHEREAS, as a material condition and inducement to LOKB and Merger Sub’s willingness to enter into the Business Combination Agreement, the Shareholders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATIONS

Section 1.1 Defined Terms. For purposes of this Agreement:

“Beneficially Own” means, with regard to any securities, having “beneficial ownership” of such securities for purposes of Rule 13d-3 or 13d-5 under the Exchange Act. Similar terms such as “Beneficial Ownership” and “Beneficial Owner” have the corresponding meanings.

“Covered Navitas Delaware Shares” means, with respect to each Shareholder, (a) any and all Navitas Delaware Shares Beneficially Owned by such Shareholder as of the date hereof and (b) any and all securities of Navitas Delaware (including Navitas Delaware Shares hereinafter acquired) of which such Shareholder has Beneficial Ownership after the date hereof.

“Covered Navitas Ireland Shares” means, with respect to each Shareholder, (a) any and all Navitas Ireland Shares Beneficially Owned by such Shareholder as of the date hereof and (b) any and all securities of Navitas Ireland (including Navitas Ireland Shares hereinafter acquired) of which such Shareholder acquires Beneficial Ownership after the date hereof, in each case, excluding any Navitas Ireland Restricted Shares.

“Family Member” means, with respect to any individual, a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such individual or any trust created for the benefit of such individual or of which any of the foregoing is a beneficiary.

“Permitted Transferee” means, with respect to any Shareholder, (a) any Family Member of such Shareholder, (b) any affiliate of such Shareholder or any investment fund or other entity controlled by such Shareholder, (c) any affiliate of any Family Member of such Shareholder, (d) if the undersigned is a corporation, partnership, limited liability company or other business entity, its stockholders, partners, members or other equityholders, and (e) the Company in connection with the repurchase of shares issued pursuant to equity awards granted under a stock incentive plan or other equity award plan.

“Process Agent” has the meaning given at Section 8.6(c).

“Proxy Party” has the meaning given in Exhibit A.

“Restricted Period” has the meaning given at Section 2.2.

“Transfer” means any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, or the entry into any contract or understanding with respect to any sale, assignment, transfer, conveyance, gift, pledge, distribution, hypothecation or other encumbrance or any other disposition, whether voluntary, involuntary or by operation of law, whether effected directly or indirectly, including, with respect to any Equity Interests, the entry into of any swap or any contract, transaction or series of transactions that hedges or transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of such Equity Interests, whether any such swap, contract, transaction or series of transactions is to be settled by delivery of Equity Interests, in cash or otherwise.

Section 1.2 Interpretations.

(a) Each term used but not defined in this Agreement has the meaning given to it in the Business Combination Agreement, if defined therein.

(b) Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender, (ii) words using the singular or plural number also include the plural or singular number, respectively, (iii) the definitions contained in this Agreement are applicable to the other grammatical forms of such terms, (iv) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement, (v) the terms “Article,” “Section” and “Exhibit” refer to the specified Article, Section or Exhibit of or to this Agreement, (vi) the word “including” means “including without limitation,” (vii) the word “or” shall be disjunctive but not exclusive, (viii) references to agreements and other documents shall be deemed to include all subsequent amendments and other modifications thereto and (ix) references to any Law shall include all rules and regulations promulgated thereunder and references to any Law shall be construed as including all statutory, legal, and regulatory provisions consolidating, amending or replacing such Law.

(c) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

(d) Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified, and when counting days, the date of commencement will not be included as a full day for purposes of computing any applicable time periods (except as otherwise may be required under any applicable Law). If any action is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action may be deferred until the next Business Day.

ARTICLE II

TENDER AGREEMENT

Section 2.1 Agreement to Tender. Each Shareholder, severally and not jointly, hereby agrees, provided that no amendments are made to the Business Combination Agreement (or the Ancillary Agreements entered into concurrently with the execution and delivery of the Business Combination Agreement) after the date hereof that are materially adverse to such Shareholder, in its capacity as such:

(a) (i) to promptly (and, in any event, not later than five (5) Business Days after commencement of the Tender Offer) validly and irrevocably tender or cause to be validly and irrevocably tendered in the Tender Offer any and all of such Shareholder’s Covered Navitas Ireland Shares held at that time by such Shareholder (which the Shareholders hereby acknowledge would receive the treatment specified in Section 4.01(c) of the Business Combination Agreement) and to

complete, execute and deliver all documents or other instruments required to be delivered in connection with such tender pursuant to and in accordance with the terms of the Tender Offer and (ii) if such Shareholder acquires any additional Covered Navitas Ireland Shares, including (but not limited to) any Covered Navitas Ireland Shares that Shareholder may come to hold over such period of time as a result of its, his or her exercising the warrants subject to Section 3.8 or any Navitas Ireland Options, at any time after the initial tender pursuant to the preceding Clause (a)(i) until the Offer Expiration Time of the Tender Offer to validly and irrevocably tender or cause to be validly and irrevocably tendered into the Tender Offer as promptly as possible (and in any event prior to the Offer Expiration Time of the Tender Offer) all of such Shareholder’s additional Covered Navitas Ireland Shares, in each case, pursuant to and in accordance with the terms of the Tender Offer and free and clear of all Liens.

(b) that, once any of such Shareholder’s Covered Navitas Ireland Shares are tendered in accordance with Section 2.1(a), such Shareholder will not withdraw, and not cause or permit to be withdrawn, such Covered Navitas Ireland Shares from the Tender Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 7.1(a). In the event this Agreement has been validly terminated in accordance with Section 7.1(a), LOKB shall promptly return to each Shareholder all share certificates with respect to Covered Navitas Ireland Shares such Shareholder tendered in the Tender Offer. At all times commencing with the date hereof and continuing until the valid termination of this Agreement in accordance with its terms, each Shareholder shall not tender any of such Shareholder’s Covered Navitas Delaware Shares or Covered Navitas Ireland Shares into any tender or exchange offer commenced by a person other than LOKB, Merger Sub or any other subsidiary of LOKB.

Section 2.2 Agreement to Deliver Written Consent; Agreement to Vote. During the period beginning on the date of this Agreement and ending on the earlier of (x) the occurrence of both the Acceptance Time and the Effective Time and (y) the date on which this Agreement is terminated in accordance with Section 7.1 (such period, the “Restricted Period”) and subject to the other terms of this Agreement, each Shareholder hereby irrevocably and unconditionally agrees, provided that no amendments are made to the Business Combination Agreement (or the Ancillary Agreements entered into concurrently with the execution and delivery of the Business Combination Agreement) after the date hereof that are materially adverse to such Shareholder, in its capacity as such, that:

(a) it, he or she shall, promptly following the time at which the Registration Statement becomes effective under the Securities Act (and, in any event, within forty-eight (48) hours of such time) and such Shareholder has received the Proxy Statement and the Consent Solicitation Statement, execute and deliver (or cause to be executed and delivered) the Written Consent, substantially in the form attached hereto as Exhibit B, in accordance with the terms and conditions of the limited liability company agreement of Navitas Delaware and applicable Law approving the Business Combination Agreement and the Merger and any other matters necessary for consummation of the Transactions, including the Merger; and

(b) at any annual or special or general meeting of the equityholders of Navitas Delaware and/or the shareholders of Navitas Ireland, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the equityholders of Navitas Delaware and/or the shareholders of Navitas Ireland, as applicable, each Shareholder shall, in each case to the fullest extent that any Equity Interests in Navitas Delaware or Navitas Ireland held by such Shareholder are entitled to vote thereon, vote (i) in favor of the Business Combination Agreement and the Merger and any other matters necessary for consummation of the Transactions, including the Merger and (ii) against (A) any action or agreement that would reasonably be expected to result in the failure of any of the Offer Conditions or any of the conditions set forth in Article IX of the Business Combination Agreement to be satisfied, (B) any Alternative Transaction and (C) any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, delay, interfere with or prevent the consummation of the Tender Offer, the Merger or the other Transactions. If the Shareholder is the Beneficial Owner, but not the holder of record, of any Covered Navitas Delaware Shares or Covered Navitas Ireland Shares, the Shareholder agrees to take all actions necessary to cause the holder of record and any nominees to vote (or exercise a consent with respect to) all of such Equity Interests entitled to vote thereon in accordance with this Section 2.2.

Section 2.3 Power of Attorney and Irrevocable Proxy. Subject to the terms of this Agreement, each Shareholder hereby revokes any proxies that such Shareholder has heretofore granted with respect to such Shareholder’s Equity Interests in Navitas Delaware or Navitas Ireland held by such Shareholder (other than with respect to the proxies granted by a Proxy Party under the Shareholders’ Agreement), and hereby grants a limited proxy to, and appoints, LOKB and any designee of LOKB and each of LOKB’s officers, as such Shareholder’s attorney-in-fact with full power of substitution and resubstitution, with respect to such Shareholder’s dispositive power and voting power (except, solely with respect to the Proxy Parties to the extent that such grant and appointment would reasonably be expected to violate or cause any such Proxy Party to fail to comply with any passive investment guidelines under the regulations governing the Committee on Foreign Investment in the United States) with respect to the Covered Navitas Delaware Shares and Covered Navitas Ireland Shares owned or held by such Shareholder, to take such actions and execute such documents in the name, and for and on behalf of, such Shareholder as LOKB may determine, in its reasonable discretion, is necessary to (a) accept the Tender Offer and tender all of such Shareholder’s Covered Navitas Ireland Shares into the Tender Offer and (b) vote all of such Shareholder’s Covered Navitas Delaware Shares and Covered Navitas Ireland Shares or grant a consent or approval, at any meeting of the equityholders of Navitas Delaware or the shareholders of Navitas Ireland and in any action by written consent thereof, in each case, in a manner consistent with Article II of this Agreement during the Restricted Period. LOKB acknowledges (i) that the limited proxy and power of attorney granted hereby shall not be effective for any purpose except as expressly set forth herein, and (ii) such limited proxy and power of attorney shall not limit the rights of any Shareholder to vote or exercise its rights to consent in favor of or against, or abstain with respect to, any matter presented to the equityholders of Navitas Delaware or the shareholders of Navitas Ireland that is not subject to the limited proxy and power of attorney granted to LOKB in respect of the Covered Navitas Delaware Shares and Covered Navitas Ireland Shares pursuant to this Section 2.3. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THIS LIMITED PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST SUFFICIENT IN LAW TO SUPPORT AN IRREVOCABLE PROXY. Such limited proxy and power of attorney shall automatically terminate upon the termination of this Agreement in accordance with its terms.

ARTICLE III

OTHER COVENANTS

Section 3.1 Support. Each Shareholder shall use its reasonable best efforts to promptly provide complete and accurate information to, and as reasonably requested by, LOKB, Merger Sub, the Company or any Governmental Authority or other person in connection with the making of any filings to or with, or obtaining any consent of, any Governmental Authority with respect to the Business Combination Agreement, the Tender Offer or the Merger.

Section 3.2 Litigation. Each Shareholder agrees not to, and to cause each of its affiliates not to, commence, join in, facilitate, assist or encourage, and each Shareholder further agrees to, and to cause each of its affiliates to, take all actions necessary to opt out of any class in any class action with respect to, any Action against LOKB, Merger Sub, the Company or any of their respective directors or officers related to the Tender Offer, the Business Combination Agreement or the Merger, including any such Action (a) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Business Combination Agreement or (b) alleging a breach of any fiduciary duty of any person in connection with the evaluation, negotiation or entry into the Business Combination Agreement; provided that the foregoing shall not limit any and all actions taken by a Shareholder in response to any claims commenced against such Shareholder.

Section 3.3 Changes in Capital Structure, Etc. In the event of an Equity Interest split, reverse Equity Interest split, Equity Interest dividend or distribution, or any change in the Navitas Delaware Shares and/or Navitas Ireland Shares by reason of any recapitalization, combination, reclassification, exchange of shares or similar transaction, the terms “Navitas Delaware Shares”, “Navitas Ireland Shares”, “Covered Navitas Delaware Shares” and “Covered Navitas Ireland Shares” shall be deemed to refer to and include all such Equity Interest as well as all such dividends and distributions and any securities of Navitas Delaware or Navitas Ireland, as applicable, into which or for which any or all of such Navitas Delaware Shares or Navitas Ireland Shares, as applicable, may be changed or exchanged or which are received in such transaction.

Section 3.4 Lock-Up. Each Shareholder hereby covenants and agrees that during the Restricted Period and subject to the terms of this Agreement, such Shareholder will not (a) Transfer any Covered Navitas Delaware Shares or Covered Navitas Ireland Shares, (b) grant any proxies or powers of attorney, deposit any share certificates representing any Covered Navitas Delaware Shares or Covered Navitas Ireland Shares into a voting trust or enter into a voting agreement or arrangement with respect to any Covered Navitas Delaware Shares or Covered Navitas Ireland Shares and/or (c) take any action that would make any of such Shareholder’s representations or warranties contained herein untrue or incorrect or have the effect of preventing, impeding or delaying such Shareholder from performing its obligations under this Agreement (including any attempt by a Shareholder to vote, consent or express dissent with respect to (or otherwise to utilize the voting power of) the Covered Navitas Delaware Shares or Covered Navitas Ireland Shares, as applicable, in contravention of Section 2.2). Notwithstanding the foregoing, each Shareholder may Transfer any or all of its Covered Navitas Delaware Shares or Covered Navitas Ireland Shares to any Permitted Transferee of such Shareholder; provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer, each such Permitted Transferee shall have executed and delivered to LOKB, Merger Sub and the Company a counterpart to this Agreement pursuant to which such person shall be bound by all of the terms and provisions of this Agreement. Any action taken in violation of this Section 3.4 shall be null and void ab initio and each Shareholder agrees that any such prohibited action may and should be enjoined and that neither Navitas Delaware nor Navitas Ireland may update their respective registers of members with respect to any such null and void action. If any involuntary Transfer of any of the Covered Navitas Delaware Shares or Covered Navitas Ireland Shares shall occur (including, but not limited to, a sale by a Shareholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Covered Navitas Delaware Shares or Covered Navitas Ireland Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Each Shareholder agrees, at the request of LOKB, to surrender or cause to be surrendered any certificate or certificates representing any of the Covered Navitas Delaware Shares or Covered Navitas Ireland Shares for imposition thereon of a legend referencing the restrictions contained in this Agreement. For the avoidance of doubt, the terms of this Section 3.4 will not restrict in any way a Shareholder from Transferring any Equity Interests to LOKB, Merger Sub or any other subsidiary of LOKB whether under the terms of the Business Combination Agreement, the Tender Offer and/or pursuant to the compulsory acquisition procedure provided under Section 457 of the Companies Act.

Section 3.5 Appraisal Rights. Each Shareholder agrees to waive and not to exercise, and to cause to be waived and not exercised, any rights of appraisal or any dissenters’ rights that such Shareholder may have (whether under applicable Law or otherwise) or could potentially have or acquire in connection with the Business Combination Agreement, the Tender Offer or the Merger.

Section 3.6 Disclosure. Each Shareholder hereby authorizes LOKB to publish and disclose in any announcement or disclosure required by the SEC, the rules of any national securities exchange or applicable Law, including in the Tender Offer Materials (including all documents and schedules filed with the SEC in connection therewith) and any required filings under the Securities Act or the Exchange Act or otherwise required by Law, its identity and ownership of the Covered Navitas Delaware Shares and Covered Navitas Ireland Shares and the nature of its commitments, arrangements and understandings under this Agreement.

Section 3.7 Public Statements. Except as required by applicable Law or the rules or regulations of any applicable United States securities exchange or regulatory or governmental body to which the relevant party is subject, each Shareholder shall not, and shall not permit any of their respective subsidiaries to, or authorize or permit any affiliate, director, officer, manager, partner, trustee, employee or equityholder of such person or any of its subsidiaries or any Representative of such person or any of its subsidiaries to, directly or indirectly, issue any press release or make any other public statement with respect to the Business Combination Agreement, this Agreement, the Merger, the Tender Offer or any of the other transactions contemplated by the Business Combination Agreement or by this Agreement.

Section 3.8 Warrants. Each Shareholder that holds any warrants that may be exercised for Navitas Delaware Shares or Navitas Ireland Shares, as applicable, hereby agrees (a) to exercise all of such warrants prior to the Offer Expiration Time, (b) that all Navitas Delaware Shares and Navitas Ireland Shares obtained by such Shareholder upon such exercise shall automatically be deemed Covered Navitas Delaware Shares or Covered Navitas Ireland Shares, as applicable, and (c) to tender into the Tender Offer, prior to the Offer Expiration Time, all such Covered Navitas Ireland Shares obtained upon the exercise of such warrants.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDERS

Each Shareholder, severally and not jointly, represents and warrants to LOKB as to itself as follows:

Section 4.1 Qualification and Organization. If such Shareholder is not a natural person, such Shareholder: (a) is an entity duly organized, validly existing and in good standing (or such equivalent concept to the extent it exists in the applicable jurisdiction) under the Laws of the state of its incorporation, formation or organization, as applicable, (b) has all requisite entity power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Shareholder’s ability to perform and comply with its covenants and agreements under this Agreement and (c) is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except, with respect to this clause (c) where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Shareholder’s ability to perform and comply with its covenants and agreements under this Agreement.

Section 4.2 Authority Relative to this Agreement; No Violation.

(a) If such Shareholder is a natural person, such Shareholder has all requisite legal capacity to own such Shareholder’s Covered Navitas Delaware Shares and Covered Navitas Ireland Shares and to enter into, execute, deliver and perform such Shareholder’s obligations under this Agreement, including to consummate the transactions contemplated hereby.

(b) If such Shareholder is not a natural person, (i) such Shareholder has all requisite entity power and authority to enter into, execute, deliver and perform such Shareholder’s obligations under this Agreement, including to consummate the transactions contemplated hereby, (ii) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the governing body of such Shareholder and no other entity proceedings on the part of such Shareholder are necessary to authorize the consummation of the transactions contemplated hereby, (iii) this Agreement has been duly and validly executed and delivered by such Shareholder and, assuming this Agreement constitutes the legal, valid and binding agreement of LOKB, constitutes the legal, valid and binding agreement of such Shareholder, enforceable against such Shareholder in accordance with its terms, except as limited by the Remedies Exceptions.

(c) No authorization, consent, order, license, permit or approval of, or registration, declaration, notice or filing with, any Governmental Authority is necessary, under applicable Law, for the consummation by such Shareholder of the transactions contemplated by this Agreement, except in each case, the failure of which to receive or obtain as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Shareholder’s ability to perform and comply with its covenants and agreements under this Agreement.

(d) The execution and delivery by such Shareholder of this Agreement do not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, (i) (A) result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation, acceleration or put right of any material obligation or to the loss of a material benefit under any contract or agreement to which such Shareholder is a party or (B) result in the creation of any Liens upon any of the properties or assets of such Shareholder, (ii) solely if such Shareholder is not a natural person, conflict with or result in any violation of any provision of the Organizational Documents of such Shareholder or (iii) conflict with or violate any applicable Law, other than, in the case of clauses (i) and (iii), any such violation, conflict, default, right of termination, cancellation, acceleration or put, loss or Lien that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Shareholder’s ability to perform and comply with its covenants and agreements under this Agreement.

Section 4.3 Ownership of Shares. Such Shareholder Beneficially Owns (both with respect to dispositive power and voting power, except as otherwise noted on Exhibit A) and owns of record the Navitas Delaware Shares and the Navitas Ireland Shares, in each case, set forth opposite such Shareholder’s name on Exhibit A, free and clear of any Liens, and free of any other limitation or restriction (including any limitation or restriction on the right to vote, sell, Transfer or otherwise dispose of the Company Shares) other than this Agreement, and any limitations or restrictions imposed under applicable securities Laws or the Company Shareholders’ Agreement. The Navitas Delaware Shares and the Navitas Ireland Shares set forth opposite such Shareholder’s name on Exhibit A constitute all of the Navitas Delaware Shares and the Navitas Ireland Shares Beneficially Owned or owned of record by such Shareholder as of the date hereof. Such Shareholder has full power and authority to tender, sell, assign and Transfer the Covered Navitas Delaware Shares and the Covered Navitas Ireland Shares and, when the Covered Navitas Ireland Shares are accepted for payment pursuant to the Tender Offer by LOKB, LOKB will acquire good, marketable and unencumbered title thereto, free and clear of all Liens. Such Shareholder has and will have at all times through and on the earlier of (x) the termination of this Agreement and (y) the Acceptance Time, with respect to the Covered Navitas Ireland Shares, and the Effective Time, with respect to the Covered Navitas Delaware Shares, sole voting (except as otherwise expressly set forth in this Agreement or in Exhibit A) and sole dispositive power with respect to all of the Covered Navitas Delaware Shares and Covered Navitas Ireland Shares and will be entitled to vote and dispose of all of the Covered Navitas Delaware Shares and Covered Navitas Ireland Shares.

Section 4.4 Investigation; Litigation. To the knowledge of such Shareholder, (a) there are no Actions pending or threatened in writing by or before any Governmental Authority against such Shareholder or any of its properties or assets and (b) there are no Laws outstanding binding on such Shareholder or any of its respective properties or assets, in each case, that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Shareholder’s ability to perform and comply with its covenants and agreements under this Agreement.

Section 4.5 Business Combination Agreement. Such Shareholder understands and acknowledges that LOKB and Merger Sub are entering into the Business Combination Agreement in reliance upon, and LOKB and Merger Sub would not enter into the Business Combination Agreement without, such Shareholder’s execution and delivery of this Agreement.

Section 4.6 Accredited Investor. Such Shareholder is an “accredited investor” (within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act) and will be acquiring shares of LOKB Class A Common Stock from the Tender Offer only for its own account and not for the account of others, and not on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Such Shareholder’s jurisdiction for residence, if such Shareholder is a natural person, or principal place of business, if such Shareholder is not a natural person, is consistent with the address of such Shareholder set forth below such Shareholder’s name on such Shareholder’s signature page hereto.

Section 4.7 The Shareholders Have Adequate Information. Such Shareholder is a sophisticated seller with respect to the Navitas Delaware Shares and the Navitas Ireland Shares and has adequate information concerning the business and financial condition of the Company and LOKB to make an informed decision regarding tendering the Covered Navitas Ireland Shares in the Tender Offer and the other obligations of such Shareholder contemplated hereby and has, independently and without reliance upon LOKB, the Company or any of their respective affiliates or Representatives and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF LOKB

LOKB represents and warrants to each Shareholder and the Company as follows:

Section 5.1 Qualification and Organization. LOKB is duly organized, validly existing and in good standing under the Laws of the State of Delaware. LOKB has all requisite entity power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on its ability to perform and comply with its covenants and agreements under this Agreement. LOKB is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on its ability to perform and comply with its covenants and agreements under this Agreement.

Section 5.2 Binding Agreement. This Agreement has been duly and validly executed and delivered by LOKB and, assuming this Agreement constitutes the legal, valid and binding agreement of the other Parties, constitutes the legal, valid and binding agreement of LOKB, enforceable against LOKB in accordance with its terms, except as limited by the Remedies Exceptions.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to each Shareholder and LOKB as follows:

Section 6.1 Qualification and Organization. The Company is duly organized, validly existing and in good standing (or such equivalent concept to the extent it exists in Ireland) under the Laws of the jurisdiction of its incorporation or organization, as applicable. The Company has all requisite entity power and authority to own, lease and operate its properties and assets and to carry on its business as presently conducted, except where the failure to have such power and authority would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on its ability to perform and comply with its covenants and agreements under this Agreement. The Company is qualified to do business and is in good standing as a foreign entity in each jurisdiction where the ownership, leasing or operation of its assets or properties or conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on its ability to perform and comply with its covenants and agreements under this Agreement.

Section 6.2 Binding Agreement. This Agreement has been duly and validly executed and delivered by the Company and, assuming this Agreement constitutes the legal, valid and binding agreement of the other Parties, constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as limited by the Remedies Exceptions.

Section 6.3 Ownership of Shares. The Shareholders who will execute and deliver the Written Consent will constitute members of Navitas Delaware who own more than fifty percent (50%) of the then current percentage or other interest in the profits of Navitas Delaware owned by all of the members of Navitas Delaware.

ARTICLE VII

TERMINATION

Section 7.1 Termination. This Agreement shall terminate upon the earliest to occur of (a) the termination of the Business Combination Agreement in accordance with its terms, (b) occurrence of both the Acceptance Time and the Effective Time. In the event of any such termination of this Agreement, this Agreement shall forthwith become void, and there shall be no liability under this Agreement on the part of any Party; provided, however, that (x) this Article VII and Article VIII and any corresponding definitions shall survive any such termination and each remain in full force and effect and (y) no Party shall be relieved or released from any liability or damages arising from a willful and material breach of any provision of this Agreement arising prior to such termination.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Non-Survival of Representations, Warranties and Covenants. None of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the occurrence of both the Acceptance Time and the Effective Time and all such representations, warranties, covenants, obligations or other agreements shall terminate and expire upon the occurrence of both such times (and there shall be no liability after such time in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Acceptance Time and the Effective Time and then only with respect to any breaches occurring after such time and (b) Article VII and Article VIII and any corresponding definitions.

Section 8.2 No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in LOKB any direct or indirect ownership or incidence of ownership of or with respect to any Covered Navitas Delaware Shares or Covered Navitas Ireland Shares. Except as otherwise provided in this Agreement, all rights, ownership and economic benefits of and relating to the Covered Navitas Delaware Shares and Covered Navitas Ireland Shares shall remain vested in and belong to the Shareholders, and LOKB shall have no authority to direct the Shareholders in the voting or disposition of any of the Covered Navitas Delaware Shares or Covered Navitas Ireland Shares.

Section 8.3 Amendment. This Agreement may only be amended by an instrument in writing signed by LOKB, the Company and Shareholders holding a majority of the issued and outstanding, or allotted, as applicable, Navitas Delaware Shares and Navitas Ireland Shares (and, with respect to the Navitas Delaware Preferred Shares and the Navitas Ireland Preferred Shares, on an as-converted basis) held by all of the Shareholders; provided, however, that any such amendment that would apply to any Shareholder in a manner that is materially and disproportionately adverse to such Shareholder (in its capacity as such and as compared to any other Shareholder in its capacity as such) shall require the prior written consent of such disproportionately affected Shareholder.

Section 8.4 Waiver. At any time prior to the occurrence of the termination of this Agreement or both the Acceptance Time and the Effective Time, (a) LOKB may (i) extend the time for the performance of any obligation or other act of the Company or any Shareholder, (ii) waive any inaccuracy in the representations and warranties of the Company or any Shareholder contained herein or in any document delivered by the Company or any Shareholder pursuant hereto and (iii) waive compliance with any agreement of the Company or any Shareholder or any condition to its own obligations contained herein and (b) the Company may for itself and all Shareholders (i) extend the time for the performance of any obligation or other act of LOKB (other than LOKB’s delivery of the applicable consideration at the consummation of the Tender Offer), (ii) waive any inaccuracy in the representations and warranties of LOKB contained herein or in any document delivered by LOKB pursuant hereto and (iii) waive compliance with any agreement of LOKB or any condition to its own obligations contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by LOKB or the Company, as applicable, as contemplated by the foregoing sentence or by such other Party as is to be bound thereby.

Section 8.5 Entire Agreement; Assignment. This Agreement, together with the Business Combination Agreement and the Transaction Documents, constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the Parties, or any of them, with respect to the subject matter hereof. This Agreement shall not be assigned (whether pursuant to a merger, by operation of Law or otherwise) by any Party without the prior express written consent of LOKB and the Company.

Section 8.6 Governing Law; Venue; Waiver of Jury Trial; Specific Performance.

(a) This Agreement and all Actions based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be governed by, and construed in accordance with, the Laws of the State of Delaware; provided, however, that the Tender Offer and matters related thereto shall, to the extent required by the Laws of Ireland, and the interpretation of the duties of directors of Navitas Ireland shall, be governed by, and construed in accordance with, the Laws of Ireland.

(b) All legal actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware Chancery Court; provided, that if jurisdiction is not then available in the Delaware Chancery Court, then any such legal Action may be brought in any federal court located in the State of Delaware or any other Delaware state court; and provided, further, that the Tender Offer and matters related thereto may, to the extent consented to by LOKB, alternatively be held and determined in an Irish court. The Parties hereby (x) irrevocably submit to the exclusive jurisdiction of the aforesaid courts for themselves and with respect to their respective properties for the purpose of any Action arising out of or relating to this Agreement brought by any Party, and (y) agree not to commence any Action relating thereto except in the courts described above in Delaware, other than with respect to any appellate court thereof and other than Actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient. Nothing in this Agreement will affect the right of any Party to this Agreement to serve process in any other manner permitted by Law. Each of the Parties irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (A) the Action in any such court is brought in an inconvenient forum, (B) the venue of such Action is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

(c) Each Shareholder and Navitas Ireland hereby irrevocably (i) appoints Navitas Delaware (the “Process Agent”), and Navitas Delaware hereby accepts such appointment, to receive, for and on behalf of such Shareholder or Navitas Ireland, as applicable, and on such Shareholder’s or Navitas Ireland’s behalf, as applicable, service of process in any proceedings arising out of or relating to this Agreement, the Tender Offer, the Merger or any other transactions contemplated by this Agreement or the Business Combination Agreement and (ii) consents to receive notice of service of process through service on the Process Agent. If for any reason the Process Agent is prohibited by Law to act as such, each Shareholder and Navitas Ireland shall, within thirty (30) days, appoint a substitute Process Agent located in the State of Delaware and give notice of such appointment to LOKB.

(d) Each of the Parties hereby waives to the fullest extent permitted by applicable Law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the Transactions. Each of the Parties (i) certifies that no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce that foregoing waiver and (ii) acknowledges that it and the others hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 8.6(d).

(e) The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in the Court of Chancery of the State of Delaware, County of Newcastle, or, if that court does not have jurisdiction, any court of the United States located in the State of Delaware without proof of actual damages or otherwise, in addition to any other remedy to which they are entitled at Law or in equity as expressly permitted in this Agreement. Each of the Parties hereby further waives (i) any defense in any action for specific performance that a remedy at Law would be adequate and (ii) any requirement under any Law to post security or a bond as a prerequisite to obtaining equitable relief.

Section 8.7 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by email or by registered or certified mail (postage prepaid, return receipt requested) to the respective Parties at the following addresses (or at such other address for a Party as shall be specified in a notice given in accordance with this Section 8.7):

If to LOKB, addressed to it at:

Live Oak Acquisition Corp. II

40 S Main Street, Suite 2550

Memphis, Tennessee 38103

Attention: Rick Hendrix

Email: rhendrix@liveoakmp.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.

1001 Fannin St.

Suite 2500

Houston, TX 77002

Attention: Sarah Morgan; John Kupiec

Email: smorgan@velaw.com; jkupiec@velaw.com

and to:

Arthur Cox

Ten Earlsfort Terrace

Dublin 2, D02 T380, Republic of Ireland

Attention: Christopher McLaughlin

Email: Christopher.McLaughlin@arthurcox.com

If to the Company, addressed to it at:

Navitas Semiconductor Limited

22 Fitzwilliam Square South, Saint Peter’s

Dublin, D02 FH68, Republic of Ireland

Attention: Gene Sheridan

Email: gene.sheridan@navitassemi.com

with a copy (which shall not constitute notice) to:

DLA Piper LLP

555 Mission Street, Suite 2400

San Francisco, CA 94105

Attn: Jonathan Axelrad; Jeffrey C. Selman and John F. Maselli

E-mail: Jonathan.Axelrad@us.dlapiper.com; Jeffrey.Selman@us.dlapiper.com and John.Maselli@us.dlapiper.com

If to any Shareholder, addressed to it at: the address set forth on such Shareholder’s signature page hereto.

Section 8.8 Severability. If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid or illegal or is otherwise incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

Section 8.9 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 8.10 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of each Party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided that, notwithstanding the foregoing, Merger Sub shall be a third party beneficiary of this Agreement.

Section 8.11 Construction. The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent and no rule of strict construction shall be applied against any Party.

Section 8.12 Counterparts. This Agreement may be executed and delivered (including by facsimile or portable document format (pdf) transmission) in one or more counterparts, and by the different Parties in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

Section 8.13 Exhibit. The Exhibit to this Agreement is hereby incorporated and made a part of this Agreement and is an integral part of this Agreement.

Section 8.14 Claims Against Trust Account. The Company and each of the Shareholders agrees that, notwithstanding any other provision contained in this Agreement, such person does not now have, and shall not at any time prior to the Effective Time have, any claim to, or make any claim against, the Trust Fund, regardless of whether such claim arises as a result of, in connection with or relating in any way to, the business relationship between such person on the one hand, and LOKB on the other hand, this Agreement, or any other agreement or any other matter, and regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability (any and all such claims are collectively referred to in this Section 8.14 as the “Claims”). Notwithstanding any other provision contained in this Agreement, the Company and each of the Shareholders hereby irrevocably waives any Claim it may have, now or in the future and will not seek recourse against the Trust Fund for any reason whatsoever in respect thereof; provided, however, that the foregoing waiver will not limit or prohibit such person from pursuing a Claim against LOKB or any other person (a) for legal relief against monies or other assets of LOKB held outside of the Trust Account or for specific performance or other equitable relief in connection with the transactions contemplated hereby or (b) for damages for breach of this Agreement against LOKB (or any successor entity) in the event this Agreement is terminated for any reason and LOKB consummates a business combination transaction with another party. In the event that the Company or any Shareholder commences any Action against or involving the Trust Fund in violation of the foregoing, LOKB shall be entitled to recover from such person the associated reasonable legal fees and costs in connection with any such Action, in the event LOKB prevails in such Action.

Section 8.15 Expenses. All expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses, whether or not the Tender Offer, the Merger or any other Transaction is consummated.

Section 8.16 Shareholder Capacity. Each Shareholder is executing and entering into this Agreement solely in such Shareholder’s capacity as a Shareholder of the Company, and not in such Shareholder’s capacity as a director, officer, employee, agent or consultant of the Company. Notwithstanding anything herein to the contrary, nothing herein shall in any way restrict a director of the Company in the taking of any actions (or failure to act) in his or her capacity as a director of the Company, or in the exercise of his or her fiduciary duties as a director of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director, and no action taken solely in the capacity as a director of the Company shall be deemed to constitute a breach of this Agreement.

Section 8.17 Several and Not Joint Obligations. The representations, warranties, covenants, agreements, obligations and liability of the Shareholders under this Agreement shall be several, and not joint. Notwithstanding any other provision of this Agreement, in no event will any Shareholder be liable for any other person’s breach of such other person’s representations, warranties, covenants or agreements contained in this Agreement, the Business Combination Agreement or any other Ancillary Agreement.

Section 8.18 Shareholders’ Agreement. Pursuant to the provisions of Section 22 and Section 24.4 of the Company Shareholders Agreement and the corresponding provisions of the Navitas Delaware LLC Agreement (collectively, the “Shareholders’ Agreement”), and constituting the requisite parties to take such actions, the Company and each Shareholder hereby irrevocably (a) waives any and all rights and obligations under the provisions of Section 9 (Right of First Refusal), Section 10 (Right of Co-Sale), Section 11 (Drag Along) and Section 12 (Conditions to Valid Transfer) of, and any other transfer restriction, limitations or requirements under, the Shareholders’ Agreement in connection with the Merger, the Tender Offer and the other Transactions, on behalf of the Company, each such Shareholder and collectively all of the shareholders of the Company, and (b) acknowledges and agrees that, upon the Closing, the Shareholders’ Agreement shall automatically terminate and be of no further force and effect. The Company will provide prompt written notice of this waiver to all shareholders of the Company that are not parties hereto.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

LIVE OAK ACQUISITION CORP. II

By:	/s/ Gary Wunderlich
Name:	Gary Wunderlich
Title:	President

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

NAVITAS SEMICONDUCTOR LIMITED, including as domesticated in the State of Delaware as Navitas Semiconductor Ireland, LLC

By:	/s/ Gene Sheridan
Name:	Gene Sheridan
Title:	CEO

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

NICK FICHTENBAUM*

By:	/s/ Nicholas Fichtenbaum

Address for Notice:
47 Greenmeadow Drive
Newbury Park, CA 91320

*Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

SPARC SEMICONDUCTOR HK LIMITED

By:	/s/ Lian Yongyi
Name: Lian Yongyi
Title: Director

Address for Notice:

El-F10, China Sensor Network
International Innovation Park, 200, Linghu
Avenue, Xinwu District, Wuxi, the PRC

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

ATLANTIC BRIDGE III LP

By:	/s/
Name:
Title:

Address for Notice:

31Kildare Street Dublin 2, Ireland
Phone: +353 (0)1 603 4450

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER

ANKER INNOVATIONS LIMITED

By:	/s/ Dong Ping Zhao
Name: Dong Ping Zhao
Title:

Address for Notice:

Room 1318-19 13/F Hollywood Plaza 610 Nathan Road Mongkok, Kowloon, Hong Kong

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

AUKEY INTERNATIONAL LIMITED

By:	/s/
Name:
Title:

Address for Notice:

Room 106 6/F Tung Hip Commercial Building, 248 Des Vocux Road Central Sheung Wan Hong Kong

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

EUGENE SHERIDAN

By:	/s/ Gene Sheridan

Address for Notice:

3215 Via La Selva
Palos Verdes Estates, CA 90245

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

GLOBAL BRIDGE CAPITAL USD FUND I, LP

By:	/s/ JMD CHA
Name:	JMD CHA
Title:

Acting as manager of
Global Bridge Capital Management, LLC
in turn acting as manager of
Global Bridge Capital I GP, LLC
in turn acting as general partner of
Global Bridge Capital USD Fund I, L.P.

Address for Notice:

525 University Ave, Suite 230
Palo Alto, CA 94301

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

PEOPLE BETTER LIMITED

By:	/s/
Name:
Title:

Address for Notice:

Building A, Xiaomi Innovation Park, north of
Shangdi MOMA,
Anningzhuang Road, Haidian District
Beijing 100085 China

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

HT 24HOUR CAPITAL FUND I LLC

By:	/s/ Zhuo Chen
	Name:	Zhuo Chen
	Title:	Authorized Representative

Address for Notice:

840 Mango Avenue,
Sunnyvale, CA 94087

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

HUAXING GROWTH CAPITAL III, L.P.

By:	/s/
Name:
Title:

Address for Notice:

c/o CO Services Cayman Limited P.O. Box 10008 Willow House, Cricket Square Grand Cayman, KY1-1001 Cayman Islands

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

MALIBUIQ, LLC
BY: MANTI VENTURES, LLC, its Managing Member

By:	/s/ David Moxam
Name: David Moxam
Title: President and Secretary

Address for Notice:

MalibuIQ, LLC 21245 Smith Road
Covington, LA 70435
Attn: David Moxam
Phone: (985)327-5536

with copies (which shall not constitute notice) to:

Manti Ventures, LLC
Attn: James P. Magee 21245 Smith Road
Covington, LA 70435

and

Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor
New York, New York 10105
Attn: Matthew A. Gray, Esq.
Facsimile No.: (212) 370-7889
Telephone No.: (212) 370-1300

Signature Page to Shareholder Tender and Support Agreement

SHAREHOLDER: POLAR WELL INTERNATIONAL LIMITED

By:	/s/ Yang Longzhong
Name: Yang Longzhong
Title: Director

Address for Notice:

Unit 501, Jacaranda Int’l Biz Center, Oct Harbour,
No. 8, Baishi Road, Nanshan District, ShenZhen, China

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: SYNARO CORPORATION

By:	/s/ Zhaohe Jiang
Name: Zhaohe Jiang
Title: Board Director

Address for Notice:

3588 Plymouth Rd. #309
Ann Arbor, MI 48105
Phone: 734-262-4121

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

THE EUGENE AND MELISSA SHERIDAN TRUST

By:	/s/ Gene Sheridan
	Name:	Gene Sheridan
	Title:	Trustee

Address for Notice:

3215 Via La Selva
Palos Verdes Estates, CA 90274
Phone: 310-918-0987

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: YIZHOU DONG

By:	/s/ Yizhou Dong

Address for Notice:

Lane 398, No. 7, Room 07-01 Da Gu Rd, Shanghai, 20040

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

MESH VENTURES FUND 2 LP

By:	/s/ Kou Chuang Chyau
Name: Kou Chuang Chyau
Title: Director

Address for Notice:

c/o Walkers Corporate Limited,
Cayman Corporate Centre 27 Hospital Road
George Town, Grand Cayman KY1-9008, Cayman Islands

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: GOPHER US VENTURE FUND II, L.P.

By:	/s/ Elise Qian Huang
Name: Elise Qian Huang
Title: General Partner

Address for Notice:

2735 Sand Hill Road, Suite 230,
Menlo Park, CA 94025

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

DANIEL KINZER

By:	/s/ Daniel Kinzer

Address for Notice:

760 Center Street
El Segundo, CA 90245

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: GOPHER US PARTNERS, L.P.

By:	/s/ Elise Qian Huang
Name: Elise Qian Huang
Title: General Partner

Address for Notice:

2735 Sand Hill Road, Suite 230,
Menlo Park, CA 94025

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

NEXTG PARTNERS, LLC

By:	/s/ Jason Green
Name: Jason Green
Title: Manager

Address for Notice:

P.O. Box 6629 Incline Village, NV 89450 Phone: 775-443-4431

Email:

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

HALLADOR ALTERNATIVE ASSETS FUND, LLC

By:	/s/ Kevin Leary
	Name:	Kevin Leary
	Title:	Managing Director, Hallador Management LLC

Address for Notice:

5485 Kietzke Lane Reno, NV 89511
Phone: 775-548-1735

Email:

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

CAPRICORN-LIBRA INVESTMENT GROUP, LP

By:	/s/ Dipender Saluja
Name: Dipender Saluja
Title:

Address for Notice:

250 University Ave, Suite 400
Palo Alto, CA 94301
Phone: 650-331-8800

Email:

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER:

TECHNOLOGY IMPACT FUND, L.P.

By:	/s/ Dipender Saluja
Name: Dipender Saluja
Title:

Address for Notice:

250 University Avenue, Suite 400
Palo Alto, CA 94301
Phone: 650-331-8800

Email:

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: CHARLES ZHA*

By:	/s/ Charles Zha

Address for Notice:

room 3409, block A, building 11, Shenzhen bay eco-tech park
nanshan district, Shenzhen

Email:

*

Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: DAVID CARROLL

By:	/s/ David Carroll

Address for Notice:

873 Knoll Drive
San Carlos, CA 94070

Email:

*

Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: ANTHONY SCHIRO

By:	/s/ Anthony Schiro

Address for Notice:

W302N6092 Spence Rd
Hartland, WI 53029
Email:

*

Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: JASON ZHANG

By:	/s/ Jason Zhang

Address for Notice:

662 Barnum Way
Monterey Park, CA 91754

Email:

*

Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: MARCO GIANDALIA

By:	/s/ Marco Giandalia

Address for Notice:

4215 Glencoe Avenue, unit 425
Marina Del Rey CA 90292

Email:

*

Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: STEPHEN OLIVER

By:	/s/ Stephen Oliver

Address for Notice:

25 Manton Road
Swampscott, MA 01907

Email:

*

Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

IN WITNESS WHEREOF, the Parties have duly executed this Agreement, as of the date first written above.

SHAREHOLDER: TODD GLICKMAN

By:	/s/ Todd Glickman

Address for Notice:

16901 Dormie PI
Encino, CA 90245

Email:

*

Notwithstanding that the signatory’s ownership is not listed on Exhibit A to the Agreement, the signatory agrees to be bound by the terms of this Agreement, except as to the signatory, the provisions related to its ownership listed in Exhibit A shall instead be read to refer to all shares of the Company that the signatory Beneficially Owns whether outstanding as of the date hereof or subsequently acquired upon the exercise of Company Options.

Signature Page to Shareholder Tender and Support Agreement

EXHIBIT A

SHAREHOLDERS*

[Intentionally Omitted.]

Exhibit A – 1

EXHIBIT B

FORM OF WRITTEN CONSENT

[Intentionally Omitted.]

Exhibit B – 1